WisdomTree International Basic Materials Sector Fund – DBN (NYSE Arca Ticker)

SUMMARY PROSPECTUS – JULY 29, 2010 as supplemented August 20, 2010

Before you invest in the WisdomTree International Basic Materials Sector Fund (the “Fund”) you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to Info@wisdomtree.com.

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Basic Materials Sector Index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

WisdomTree Prospectus 1

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Basic Materials Sector Index. The Fund attempts to invest all, or substantially all, of its assets in the stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree International Basic Materials Sector Index measures the performance of companies in developed markets outside of the U.S. that pay regular cash dividends on shares of common stock that the Index classifies as being part of the “International Basic Materials” sector. The Index is derived from the WisdomTree Dividend Index of Europe, Far East and Australasia (“DEFA Index”). Companies in the Index must meet specified requirements as of the Index measurement date. To be included in the Index, companies must be incorporated in one of 16 developed-market European countries included in the WisdomTree DEFA Index, Japan, Hong Kong, Singapore, Australia, or New Zealand, and must be listed on a major securities exchange in one of those countries. Companies must have paid at least $5 million in cash dividends on their common stock in the annual cycle prior to the most recent Index measurement date and must also satisfy specified liquidity and other requirements. Companies are weighted in the Index based on regular cash dividends paid. The Index includes the following types of companies: metals and mining, chemicals, construction materials and paper and forest products.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Market Risk. The trading price of fixed income securities, equity securities, commodities and other instruments fluctuates in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, will fluctuate within a wide range in response to these and other factors. Events in 2008 and 2009 resulted in a prolonged and significant market downturn and a high degree of market volatility. Possible continuing market turbulence may have an adverse effect on Fund performance. As a result, an investor could lose money over short or even long periods.

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Shares of the Funds May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of each Fund will approximate the respective Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV when you buy shares of a Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market.

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Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain

WisdomTree Prospectus 2

countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Basic Materials Investing. The Fund invests substantially all of its assets in one sector of the market and as such is particularly sensitive to risks to the International Basic Materials sector. These risks include but are not limited to: commodity price volatility, sluggish demand for basic materials, world economic growth, product liability for environmental damage, depletion of natural resources, technological progress, and government regulations.

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Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. The Fund currently invests a relatively large percentage of its assets in companies organized in the Australia, Germany, Japan and the United Kingdom.

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Mid-Capitalization Investing. The Fund currently invests a relatively large percentage of its assets in securities of mid-capitalization companies. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than the market as a whole or other types of securities. As a result, the Fund may be more volatile than funds that invest in larger, more established companies.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the WisdomTree International Basic Materials Sector Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 30, 2010 was (15.27)%.

WisdomTree Prospectus 3

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	31.37%	2/2009
Lowest Return	(33.31)%	3/2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2009

WisdomTree International Basic Materials Sector Fund	1 Year	Since Inception (10/13/2006)
Return Before Taxes Based on NAV	57.73%	6.23%
Return After Taxes on Distributions	56.29%	5.17%
Return After Taxes on Distributions and Sale of Fund Shares	37.23%	4.60%
S&P Developed ex-U.S. BMI Materials Sector Index (reflects no deduction for fees, expenses or taxes)*	69.54%	(8.26)%
WisdomTree International Basic Materials Sector Index (reflects no deduction for fees, expenses or taxes)	58.82%	7.06%
*	The inception date of the S&P Developed ex-U.S. BMI Sector Index is 4/1/08. Accordingly, “Since Inception” data for this index is as of 4/1/08 rather than the inception date of the Fund.

Portfolio Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, is a Managing Director, Equity Index Strategies, West Coast. Ms. Wong has been with Mellon Capital since June, 2000 and a portfolio manager of the Fund since February, 2008.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management. Mr. Brown has been with Mellon Capital since August, 1995 and a portfolio manager of the Fund since February, 2008.

Thomas J. Durante, CFA, is a Director, Senior Portfolio Manager, Equity. Mr. Durante has been with Mellon Capital since January, 2000 and a portfolio manager of the Fund since February, 2008.

Buying and Selling Fund Shares

The Fund is an “exchange-traded fund,” also known as an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”) which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Prospectus 4	WIS-DBN-SUM-0810